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EXHIBIT 4.4

 SECOND AMENDMENT

DATED AS OF JUNE 10, 2002

TO

CREDIT AGREEMENT

DATED AS OF NOVEMBER 2, 1999

AMONG

ALLIANCE IMAGING, INC.,

as Borrower,

THE LENDERS LISTED HEREIN,

as Lenders,

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Administrative Agent

ALLIANCE IMAGING, INC.
SECOND AMENDMENT
TO CREDIT AGREEMENT

        This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of June 10, 2002 and entered into by and among Alliance Imaging, Inc., a Delaware corporation ("Company"), the financial institutions listed on the signature pages hereof ("Lenders"), Deutsche Bank Trust Company Americas, as administrative agent for Lenders ("Administrative Agent"), Deutsche Bank Trust Company Americas, as collateral agent ("Collateral Agent") and, for purposes of Section 4 hereof, the Credit Support Parties (as defined in Section 4 hereof) listed on the signature pages hereof, and is made with reference to that certain Credit Agreement, dated as of November 2, 1999, as amended by a First Amendment dated as of May 11, 2000 (as so amended, the "Credit Agreement"), by and among Company, Lenders, Administrative Agent, Syndication Agent and Documentation Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

        WHEREAS, Company and Lenders desire to amend the Credit Agreement to add New Tranche C Term Loans in the aggregate principal amount of $286,000,000, the proceeds of which will be used to refinance all of the Tranche B Term Loans and Tranche C Term Loans outstanding immediately prior to the occurrence of the Second Amendment Effective Date and to amend the Credit Agreement in certain other respects, all as more specifically set forth below.

        NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

  Section 1. AMENDMENTS TO THE CREDIT AGREEMENT

        1.1    Amendments to Section 1: Provisions Relating to Defined Terms

          A.  Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

            "New Tranche C Term Loans" means the Loans made to the Company pursuant to subsection 2.1A(iii)(b).

            "New Tranche C Term Loan Commitment" means the commitment of a Lender to make a New Tranche C Term Loan to Company pursuant to subsection 2.1A(iii)(b), and "New Tranche C Term Loan Commitments" means such commitments of all Lenders in the aggregate.

            "Second Amendment" means the Second Amendment to the Credit Agreement, dated as of June 10, 2002, by and among Company, Requisite Lenders, Collateral Agent and Administrative Agent.

            "Second Amendment Effective Date" means the date on which the Second Amendment became effective in accordance with its terms.

          B.  Subsection 1.1 of the Credit Agreement is hereby further amended by inserting "(i) with respect to the Tranche C Term Loans, other than the New Tranche C Term Loans," at the beginning of the phrase "as at any date of determination" in the first line of the definition of "Applicable Tranche C Base Rate Margin", and adding at the end thereof a new clause (ii) as follows:

  "and (ii) with respect to the New Tranche C Term Loans, as at any date of determination, a rate per annum equal to the percentage set forth below opposite the Applicable Leverage Ratio in effect as of such date of determination, any change in any such Applicable Tranche C Base Rate Margin to be effective on the date of any corresponding change in the Applicable Leverage Ratio:

Applicable Leverage Ratio	Applicable Tranche C Base Rate Margin

Greater than 3.00:1.00	1.375%
equal to or less than 3.00:1.00	1.250%"

          C.  Subsection 1.1 of the Credit Agreement is hereby further amended by inserting "(i) with respect to the Tranche C Term Loans, other than the New Tranche C Term Loans," at the beginning of the phrase "as at any date of determination" in the first line of the definition of "Applicable Tranche C Base LIBOR Margin", and adding at the end thereof a new clause (ii) as follows:

  "and (ii) with respect to the New Tranche C Term Loans, as at any date of determination, a rate per annum equal to the percentage set forth below opposite the Applicable Leverage Ratio in effect as of such date of determination, any change in any such Applicable Tranche C LIBOR Margin to be effective on the date of any corresponding change in the Applicable Leverage Ratio:

Applicable Leverage Ratio	Applicable Tranche C LIBOR Margin

Greater than 3.00:1.00	2.375%
equal to or less than 3.00:1.00	2.250%"

          D.  Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Tranche C Term Loan Commitment" in its entirety and substituting the following therefor:

            "Tranche C Term Loan Commitment" means the commitment of a Lender to make a Tranche C Term Loan to Company pursuant to subsection 2.1A(iii)(a) or subsection 2.1A(iii)(b), and "Tranche C Term Loan Commitments" means such commitments of all Lenders in the aggregate.

          E.  Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Tranche C Term Loans" in its entirety and substituting the following therefor:

             "Tranche C Term Loans" means the Loans made by Lenders to Company pursuant to subsection 2.1A(iii)(a) or subsection 2.1A(iii)(b).

        1.2    Amendments to Section 2: Amounts and Terms of Commitments and Loans

          A.  Subsection 2.1A of the Credit Agreement is hereby amended by inserting "(a)" at the beginning of the phrase "Tranche C Term Loans" in clause (iii) thereof, and adding at the end thereof a new clause (b) as follows:

            "(b) New Tranche C Term Loans. Each Lender severally agrees to lend to Company on the Second Amendment Effective Date an amount not exceeding its Pro Rata Share of the aggregate amount of the New Tranche C Term Loan Commitments to be used for the purposes identified in subsection 2.5C. The original amount of each Lender's New Tranche C Term Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of the New Tranche C Term Loan Commitments is $286,000,000. Each Lender's New Tranche C Term Loan Commitment shall expire immediately and without further action on June 30, 2002 if the New Tranche C Term Loans are not made on or before that date. Company may make only one borrowing under the New Tranche C Term Loan Commitments. Amounts borrowed under this subsection 2.1A(iii)(b) and subsequently repaid or prepaid may not be reborrowed."

          B.  Subsection 2.4A of the Credit Agreement is hereby amended by inserting "(a)" at the beginning of the phrase "Scheduled Payments of Tranche C Term Loans" in clause (iii) thereof, and adding at the end thereof a new clause (b) as follows:

            "(b) Scheduled Payments of New Tranche C Term Loans. Company shall make principal payments on the New Tranche C Term Loans in installments on the applicable anniversary of the Closing Date set forth below until the New Tranche C Term Loans are paid in full, each such installment to be in the correlative amount set forth below:

Anniversary of Closing Date in	Scheduled Repayment of New Tranche C Term Loans

2004	$1,500,000.00
2005	1,500,000.00
2006	1,500,000.00
2007	0.00
2008	281,500,000.00

Total:	$286,000,000.00

    ; provided that the scheduled installments of principal of the New Tranche C Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the New Tranche C Term Loans in accordance with subsection 2.4B(iv); and provided, further that the New Tranche C Term Loans and all other amounts owed hereunder with respect to the New Tranche C Term Loans shall be paid in full no later than the ninth anniversary of the Closing Date, and the final installment payable by Company in respect of the New Tranche C Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the New Tranche C Term Loans."

          C.  Subsection 2.5 of the Credit Agreement is hereby amended adding a new subparagraph (C) at the end thereof:

            "C. New Tranche C Term Loans.    The proceeds of the New Tranche C Term Loans shall be applied on the Second Amendment Effective Date by Company to repay in full the Tranche B Term Loans and Tranche C Term Loans outstanding immediately prior to the occurrence of the Second Amendment Effective Date."

        1.3    Modification of Schedules

          A.  Schedule 2.1 of the Credit Agreement is hereby amended by adding the information contained in Annex A to this Amendment.

        1.4    Amendment of Exhibits

          A.  Exhibit VI: Form of Tranche C Term Note. Exhibit VI to the Credit Agreement is hereby amended by deleting the reference to "November 2, 1999" in the heading thereof and substituting "June 10, 2002" therefor; by deleting the reference to "$185,000,000" in the fourth paragraph thereof and substituting "$286,000,000" therefor; and by deleting the first sentence of paragraph three thereof and substituting the following therefor, "Company shall make principal payments on this Note in consecutive annual installments, commencing on the applicable anniversary of the Closing Date as set forth in the Credit Agreement."

  Section 2.    CONDITIONS TO EFFECTIVENESS

        This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Second Amendment Effective Date"):

          A.    Documents.    On or before the Second Amendment Effective Date, Company shall, and shall cause each other Loan Party to, deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Second Amendment Effective Date:

            1.    Resolutions of Company's Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment and approving and authorizing the execution, delivery and payment of the Tranche C Term Notes, certified as of the Second Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

            2.    Signature and incumbency certificates of the officers, managers or members of Company and each Credit Support Party executing this Amendment or the Tranche C Term Notes;

            3.    Copies of this Amendment executed by Company and each Credit Support Party; and

            4.    If requested by any Lender at least two Business Days prior to the Second Amendment Effective Date, a promissory note or promissory notes executed by Company to evidence such Lender's New Tranche C Term Loan, substantially in the form of Exhibit VI, with appropriate insertions.

          B.    Opinion of Counsel.    Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of Latham & Watkins, special counsel for Loan Parties, and Russell D. Phillips, Jr., Esq., General Counsel for the Loan Parties, in form and substance reasonably satisfactory to Administrative Agent or Collateral Agent and their counsel, dated as of the Second Amendment Effective Date, with respect to the enforceability of this Amendment, the Tranche C Term Notes, and as to such other matters as Collateral Agent or Administrative Agent acting on behalf of Lenders may reasonably request.

          C.    Execution of Amendment.    The execution of a counterpart hereof by Administrative Agent, Collateral Agent, and Requisite Lenders and receipt by Company of written or telephonic notification of such execution and authorization of delivery thereof.

          D.    Completion of Proceedings.    On or before the Second Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

  Section 3.    COMPANY'S REPRESENTATIONS AND WARRANTIES

        In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

          A.    Corporate Power and Authority.    Each Loan Party has all requisite corporate, limited partnership or limited liability company power and authority to enter into this Amendment, to issue the Tranche C Term Notes and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

          B.    Authorization of Agreements.    The execution and delivery of this Amendment, the performance of the Amended Agreement and the issuance, delivery and payment of the Tranche C Term Notes have been duly authorized by all necessary corporate, limited partnership or limited liability company action on the part of each Loan Party, as the case may be.

          C.    No Conflict.    The execution and delivery by each Loan Party of this Amendment and the issuance, delivery and payment of the Tranche C Term Notes do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to such Loan Party, the Certificate or Articles of Incorporation or other organizational documents or Bylaws of such Loan Party or any order, judgment or decree of any court or other agency of government binding on such Loan Party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of such Loan Party, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of such Loan Party (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of such Loan Party, except for such approvals or consents which have been obtained on or before the Second Amendment Effective Date and disclosed in writing to Lenders.

          D.    Governmental Consents.    The execution and delivery by each Loan Party of this Amendment, the performance by such Loan Party of the Amended Agreement and the issuance, delivery and payment of the Tranche C Term Notes by the Company do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

          E.    Binding Obligation.    This Amendment and the Amended Agreement have been duly executed and delivered by each Loan Party party thereto and are, and the Tranche C Term Notes, when executed and delivered, will be, the legally valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F.    Incorporation of Representations and Warranties From Credit Agreement.    The representations and warranties contained in Section 5 of the Amended Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          G.    Absence of Default.    No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

  Section 4.    ACKNOWLEDGEMENT AND CONSENT

        Company is a party to the Collateral Account Agreement, pursuant to which Company has created Liens in favor of Administrative Agent on a certain deposit account of Company upon the occurrence of an event stated therein; the Amended and Restated Pledge Agreement, pursuant to which Company has affirmed, among other things, the pledge to Collateral Agent for the benefit of Secured Parties of certain capital stock and intercompany indebtedness owned by it to secure the Secured Obligations; and the Security Agreement, pursuant to which Company has granted Liens in favor of Collateral Agent on certain Collateral to secure the Secured Obligations, in each case as amended through the Second Amendment Effective Date.

        Each Subsidiary Guarantor is a party to the Subsidiary Guaranty pursuant to which such Subsidiary Guarantor has guaranteed the Obligations; the Amended and Restated Pledge Agreement pursuant to which such Subsidiary Guarantor has affirmed, among other things, the pledge to Collateral Agent for the benefit of Secured Parties of certain capital stock and intercompany indebtedness owned by it to secure the obligations of such Subsidiary Guarantor under the Subsidiary Guaranty and Additional Debt (as defined in the Security Agreement); and the Security Agreement pursuant to which such Subsidiary Guarantor will grant Liens in favor of Collateral Agent on certain Collateral to secure the obligations of such Subsidiary Guarantor under the Subsidiary Guaranty and Additional Debt (as defined in the Security Agreement), in each case as amended through the Second Amendment Effective Date. Company and the Subsidiary Guarantors are collectively referred to herein as the "Credit Support Parties", and the Collateral Account Agreement, the Amended and Restated Pledge Agreement and the Security Agreement are collectively referred to herein as the "Credit Support Documents."

        Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all Secured Obligations, as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such Secured Obligations, as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein. Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

        Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

  Section 5.    MISCELLANEOUS

          A.    Reference to and Effect on the Credit Agreement and the Other Loan Documents.

            (i)    On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

            (ii)  Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (iii)  The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

          B.    Fees and Expenses.    Payment of all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement with respect to this Amendment shall be paid by Company.

          C.    Headings.    Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D.    Applicable Law.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          E.    Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ALLIANCE IMAGING, INC.
By:	/s/ KENNETH S. ORD
Name:	Kenneth S. Ord
Title:	Exec. Vice President

ALLIANCE IMAGING CENTERS, INC.
ALLIANCE IMAGING OF CENTRAL GEORGIA, INC.
ALLIANCE IMAGING MANAGEMENT, INC.
ROYAL MEDICAL HEALTH SERVICES, INC.
ALLIANCE IMAGING OF OHIO, INC.
ALLIANCE IMAGING OF MICHIGAN, INC.
MEDICAL CONSULTANTS IMAGING CO.
MOBILE TECHNOLOGY INC.
MEDICAL DIAGNOSTICS, INC.
WESTERN MASSACHUSETTS MAGNETIC RESONANCE SERVICES, INC.
GREATER BOSTON MRI L.P.
GREATER SPRINGFIELD MRI L.P.
CURACARE, INC.
AMERICAN SHARED-CURACARE
SMT HEALTH SERVICES INC.
SMT INVESTMENT INC.
MID-AMERICAN IMAGING, INC.
RIA MANAGEMENT SERVICES, INC.
GREATER BOSTON MRI SERVICES, INC.
CENTRAL MASSACHUSETTS MRI SERVICES, INC.
DIMENSIONS MEDICAL GROUP, INC.
MDI FINANCE & LEASING, INC.
MERITUS PLS, INC.
QUINCY MRI, L.P.
THREE RIVERS HOLDING CORP.
SOUTHEAST ARIZONA, INC.
(for purposes of Section 4 only) as a Credit Support Party
By:	/s/ KENNETH S. ORD
Name:	Kenneth S. Ord
Title:	Exec. Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS
By:	/s/ MARY JO JOLLY
Name:	Mary Jo Jolly
Title:	Assistant Vice President

Centurion CDO II, Ltd. By: American Express Asset Management Group, Inc., as Collateral Manager
By:	/s/ STEVEN B. STAVER
Name:	Steven B. Staver
Title:	Managing Director

KZH CYPRESSTREE-1 LLC
By:	/s/ ANTHONY IARROBINO
Name:	Anthony Iarrobino
Title:	Authorized Agent

KZH ING-2 LLC
By:	/s/ ANTHONY IARROBINO
Name:	Anthony Iarrobino
Title:	Authorized Agent

KZH STERLING LLC
By:	/s/ ANTHONY IARROBINO
Name:	Anthony Iarrobino
Title:	Authorized Agent

Sequils-Centurion V, Ltd. By: American Express Asset Management Group, Inc., as Collateral Manager
By:	/s/ STEVEN B. STAVER
Name:	Steven B. Staver
Title:	Managing Director

Bay View Financial Corporation
By:	/s/ PATRICIA A. SAMSON
Name:	Patricia A. Samson
Title:	Vice President

Grayston CLO 2001-1 Ltd.
By Bear Stearns Asset Management Inc. as its Collateral Manager
By:	/s/ NIALL D. ROSENZWEIG
Name:	Niall D. Rosenzweig
Title:	Associate Director
Gallatin Funding I Ltd.
By Bear Stearns Asset Management Inc. as its Collateral Manager
By:	/s/ NIALL D. ROSENZWEIG
Name:	Niall D. Rosenzweig
Title:	Associate Director

CITICORP USA, INC.
By:	/s/ AUSTIN FISHER
Name:	Austin Fisher
Title:	Vice President

WINGED FOOT FUNDING TRUST
By:	/s/ ANN E. MORRIS
Name:	Ann E. Morris
Title:	Authorized Agent

JUPITER FUNDING TRUST
By:	/s/ ANN E. MORRIS
Name:	Ann E. Morris
Title:	Authorized Agent

KZH CNC LLC
By:	/s/ ANTHONY IARROBINO
Name:	Anthony Iarrobino
Title:	Authorized Agent

LCM I Limited Partnership By: Lyon Capital Management LLC, as Attorney-in-Fact
By:	/s/ FARBOUD TAVANGAR
Name:	LYON CAPITAL MANAGEMENT LLC Farboud Tavangar
Title:	Senior Portfolio Manager

CypressTree Investment Management Company, Inc. As: Attorney-in-Fact and on behalf of First Allmerica Financial Life Insurance Company as Portfolio Manager
By:	/s/ PETER CAMPO
Name:	Peter Campo
Title:	Associate

Fidelity Advisor Series II: Fidelity Advisor High Floating Rate High Income Trust [NAME OF INSTITUTION/FUND]
By:	/s/ JOHN H. COSTELLO
Name:	John H. Costello
Title:	Assistant Treasurer

Franklin Floating Rate Trust
By:	/s/ RICHARD D'ADDARIO
Name:	Richard D'Addario
Title:	Vice President

Franklin Floating Rate Master Series
By:	/s/ RICHARD D'ADDARIO
Name:	Richard D'Addario
Title:	Vice President

FRANKLIN FLOATING RATE DAILY ACCESS FUND
By:	/s/ RICHARD D'ADDARIO
Name:	Richard D'Addario
Title:	Vice President

Franklin CLO I, Limited
By:	/s/ RICHARD D'ADDARIO
Name:	Richard D'Addario
Title:	Vice President

Franklin CLO II, Limited
By:	/s/ RICHARD D'ADDARIO
Name:	Richard D'Addario
Title:	Vice President

General Electric Capital Corporation
By:	/s/ W. JEROME MCDERMOTT
Name:	W. Jerome McDermott
Title:	Duly Authorized Signatory

KZH WATERSIDE LLC
By:	/s/ ANTHONY IARROBINO
Name:	Anthony Iarrobino
Title:	Authorized Agent

KZH PONDVIEW LLC
By:	/s/ ANTHONY IARROBINO
Name:	Anthony Iarrobino
Title:	Authorized Agent

IKB Deutsche Industriebank AG Luxembourg Branch
By:	/s/ ANA BOHORQUEZ	/s/ MANFRED ZIWEY
Name:	Ana Bohorquez	Manfred Ziwey
Title:	Assistant Director	Director

Indosuez Capital Funding IV, L.P., By: RBC Leveraged Capital as Portfolio Advisor
By:	/s/ MELISSA MARANO
Name:	Melissa Marano
Title:	Director

NEMEAN CLO, LTD.
By: ING Capital Advisors LLC, as Investment Manager
By:	/s/ CHERYL WASILEWSKI
Name:	Cheryl Wasilewski
Title:	Vice President

BALANCED HIGH YIELD FUND I, LTD.
By: ING Capital Advisors LLC, as Asset Manager
By:	/s/ CHERYL WASILEWSKI
Name:	Cheryl Wasilewski
Title:	Vice President

ARCHIMEDES FUNDING IV (CAYMAN), LTD.
By: ING Capital Advisors LLC, as Collateral Manager
By:	/s/ CHERYL WASILEWSKI
Name:	Cheryl Wasilewski
Title:	Vice President

ING-ORYX CLO, LTD.
By: ING Capital Advisors LLC, as Collateral Manager
By:	/s/ CHERYL WASILEWSKI
Name:	Cheryl Wasilewski
Title:	Vice President

ARCHIMEDES FUNDING III, LTD.
By: ING Capital Advisors LLC, as Collateral Manager
By:	/s/ CHERYL WASILEWSKI
Name:	Cheryl Wasilewski
Title:	Vice President

SEQUILS-ING I (HBDGM), LTD.
By: ING Capital Advisors LLC, as Collateral Manager
By:	/s/ CHERYL WASILEWSKI
Name:	Cheryl Wasilewski
Title:	Vice President

ARCHIMEDES FUNDING, L.L.C.
By: ING Capital Advisors LLC, as Collateral Manager
By:	/s/ CHERYL WASILEWSKI
Name:	Cheryl Wasilewski
Title:	Vice President

AVALON CAPITAL LTD. 2
By: INVESCO Senior Secured Management, Inc. As Portfolio Advisor
By:	/s/ THOMAS H.B. EWALD
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

CERES II FINANCE LTD.
By: INVESCO Senior Secured Management, Inc. As Sub-Managing Agent (Financial)
By:	/s/ THOMAS H.B. EWALD
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

OASIS COLLATERALIZED HIGH INCOME PORTFOLIOS-1, LTD.
By: INVESCO Senior Secured Management, Inc. Subadvisor
By:	/s/ THOMAS H.B. EWALD
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

CHARTER VIEW PORTFOLIO
By: INVESCO Senior Secured Management, Inc. As Investment Advisor
By:	/s/ THOMAS H.B. EWALD
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIO LTD.
By: INVESCO Senior Secured Management, Inc. As Investment Advisor
By:	/s/ THOMAS H.B. EWALD
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

AIM FLOATING RATE FUND
By: INVESCO Senior Secured Management, Inc. As Attorney in fact
By:	/s/ THOMAS H.B. EWALD
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

INVESCO EUROPEAN CDO-1 S.A.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager
By:	/s/ THOMAS H.B. EWALD
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

SEQUILS-LIBERTY, LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager
By:	/s/ THOMAS H.B. EWALD
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

AVALON CAPITAL LTD.
By:	INVESCO Senior Secured Management, Inc. As Portfolio Advisor
By:	/s/ THOMAS H.B. EWALD
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

Metropolitan Life Insurance Co.
By:	/s/ JAMES R. DINGLER
Name:	James R. Dingler
Title:	Director

Madison Avenue CDO I, As Assignee
By:	Metropolitan Life Insurance Company As Collateral Manager
By:	/s/ DAVID W. FARRELL
Name:	David W. Farrell
Title:	Director

Madison Avenue CDO III, As Assignee
By:	Metropolitan Life Insurance Company As Collateral Manager
By:	/s/ DAVID W. FARRELL
Name:	David W. Farrell
Title:	Director

JP MORGAN CHASE BANK
By:	/s/ ROBERT BOTTAMEDI
Name:	Robert Bottamedi
Title:	Vice President

Morgan Stanley Prime Income Trust
By:	/s/ SHEILA A. FINNERTY
Name:	Sheila A. Finnerty
Title:	Executive Director

Nomura Bond & Loan Fund
By:	UFJ Trust Company of New York as Trustee
		By:	/s/ ELIZABETH MACLEAN
By:	Nomura Corporate Research and Asset Management Inc. Attorney in Fact	Name: Title:	Elizabeth Maclean Vice President

Clydesdale CLO 2001-1, Ltd.
NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS COLLATERAL MANAGER	By: Name: Title:	/s/ ELIZABETH MACLEAN Elizabeth Maclean Vice President

PB Capital Corporation
By:	/s/ THOMAS DEARTH
Name:	Thomas Dearth
Title:	Associate
By:	/s/ JEFF FROST
Name:	Jeff Frost
Title:	Managing Director

PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.
By:	ING Investments, LLC as its investment manager
		By:	/s/ MICHEL PRINCE, CFA
		Name: Title:	MICHEL PRINCE, CFA Vice President
PILGRIM CLO 1999-1 LTD.
By:	ING Investments, LLC as its investment manager
SEQUILS—PILGRIM I, LTD.
By:	ING Investments, LLC as its investment manager
MI CLO XV PILGRIM AMERICA (CAYMAN) LTD.
By:	ING Investments, LLC as its investment manager
ING SENIOR INCOME FUND
By:	ING Investments, LLC as its investment manager
ING PRIME RATE TRUST
By:	ING Investments, LLC as its investment manager

PROSPECT STREET INTERNATIONAL FUND PCC LIMITED PROSPECT INTERNATIONAL DEBT STRATEGY FUND BY: PROSPECT STREET STRATEGIC DEBT MANAGEMENT CO., INC. as Investment Adviser
By:	/s/ PRESTON I. CARNES JR.
Name:	Preston I. Carnes Jr.
Title:	Vice President

KZH SOLEIL—2 LLC
By:	/s/ ANTHONY IARROBINO
Name:	ANTHONY IARROBINO
Title:	AUTHORIZED AGENT

KZH SOLEIL LLC
By:	/s/ ANTHONY IARROBINO
Name:	ANTHONY IARROBINO
Title:	AUTHORIZED AGENT

VAN KAMPEN SENIOR INCOME TRUST By: Van Kampen Investment Advisory Corp.
By:	/s/ BRAD LANGS
Name:	BRAD LANGS
Title:	VICE PRESIDENT

VAN KAMPEN SENIOR FLOATING RATE FUND By: Van Kampen Investment Advisory Corp.
By:	/s/ BRAD LANGS
Name:	BRAD LANGS
Title:	VICE PRESIDENT

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